VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.8%
Real Estate Investment Trusts—98.8%
Data Centers—11.8%
CyrusOne, Inc.	223,678	$15,998
Equinix, Inc.	57,831	46,415
		62,413

Diversified—1.4%
VEREIT, Inc.	159,280	7,316
Health Care—10.1%
Healthcare Trust of America, Inc. Class A	469,400	12,533
Healthpeak Properties, Inc.	532,600	17,730
Welltower, Inc.	282,580	23,483
		53,746

Industrial/Office—23.3%
Industrial—14.3%
Duke Realty Corp.	518,193	24,536
Prologis, Inc.	368,744	44,076
Rexford Industrial Realty, Inc.	130,125	7,411
		76,023

Office—9.0%
Alexandria Real Estate Equities, Inc.	86,634	15,762
Boston Properties, Inc.	70,900	8,125
Cousins Properties, Inc.	404,603	14,881
Douglas Emmett, Inc.	274,668	9,234
		48,002

Total Industrial/Office		124,025

Lodging/Resorts—4.5%
Host Hotels & Resorts, Inc.(1)	649,694	11,103
RLJ Lodging Trust	396,605	6,040
Ryman Hospitality Properties, Inc.(1)	83,660	6,606
		23,749

Residential—23.8%
Apartments—13.6%
Apartment Income REIT Corp.	312,395	14,817
AvalonBay Communities, Inc.	111,715	23,314
Equity Residential	183,254	14,110
Mid-America Apartment Communities, Inc.	117,880	19,853
		72,094

Manufactured Homes—4.7%
Sun Communities, Inc.	145,065	24,864
Single Family Homes—5.5%
American Homes 4 Rent Class A	501,200	19,472
	Shares	Value

Single Family Homes—continued
Invitation Homes, Inc.	268,760	$10,022
		29,494

Total Residential		126,452

Retail—13.7%
Free Standing—3.7%
Spirit Realty Capital, Inc.	312,893	14,969
STORE Capital Corp.	135,350	4,671
		19,640

Regional Malls—3.9%
Simon Property Group, Inc.	158,741	20,712
Shopping Centers—6.1%
Brixmor Property Group, Inc.	636,056	14,559
Regency Centers Corp.	183,700	11,770
Weingarten Realty Investors	197,600	6,337
		32,666

Total Retail		73,018

Self Storage—7.8%
CubeSmart	469,450	21,745
Extra Space Storage, Inc.	119,129	19,516
		41,261

Specialty—2.4%
SBA Communications, Corp. Class A	20,700	6,597
VICI Properties, Inc.	196,800	6,105
		12,702

Total Common Stocks (Identified Cost $296,708)		524,682

Total Long-Term Investments—98.8% (Identified Cost $296,708)		524,682

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	4,567,912	4,568
Total Short-Term Investment (Identified Cost $4,568)		4,568

TOTAL INVESTMENTS—99.6% (Identified Cost $301,276)		$529,250
Other assets and liabilities, net—0.4%		2,010
NET ASSETS—100.0%		$531,260

Abbreviation:
REIT	Real Estate Investment Trust

See Notes to Schedule of Investments

VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$524,682	$524,682
Money Market Mutual Fund	4,568	4,568
Total Investments	$529,250	$529,250
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
3